UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07920

Western Asset High Income Opportunity Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888)777-0102

Date of fiscal year end: September 30

Date of reporting period: September 30, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	September 30, 2014

WESTERN ASSET

HIGH INCOME

OPPORTUNITY FUND

INC. (HIO)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks high current income. Capital appreciation is a secondary objective.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset High Income Opportunity Fund Inc. for the twelve-month reporting period ended September 30, 2014. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

October 31, 2014

II	Western Asset High Income Opportunity Fund Inc.

Investment commentary

Economic review

Since the end of the Great Recession, the U.S. economy has expanded at a slower than usual pace, compared to recent history. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce’s revised figures, was 4.5% during the third quarter of 2013, its best reading since the fourth quarter of 2011. During the twelve months ended September 30, 2014 (the “reporting period”), the severe winter weather of January and February played a key role in a sharp reversal in the economy, a 2.1% contraction during the first quarter of 2014. This was the first negative GDP report in three years. Negative contributions were widespread: private inventory investment, exports, state and local government spending, nonresidential and residential fixed investment. Thankfully, this setback was very brief, as second quarter GDP growth was 4.6%, suggesting the recovery has some resilience and continues to recover from the severe consequences of the Great Recession. The second quarter rebound in GDP growth was driven by several factors, including an acceleration in personal consumption expenditures (“PCE”), increased private inventory investment and exports, as well as an upturn in state and local government spending. After the reporting period ended, the Department of Commerce’s initial estimate for third quarter GDP growth was 3.5%, driven by contributions from PCE, exports, nonresidential fixed investment and government spending.

The U.S. manufacturing sector continued to support the economy during the reporting period. Based on figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all twelve months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After readings of 56.6 and 57.0 in October and November 2013, respectively, the PMI was 56.5 in December. The PMI then fell to 51.3 in January 2014, its weakest reading since May 2013. PMI peaked in August 2014, with a reading of 59.0, representing its highest reading since March 2011. While PMI dipped to 56.6 in September, fifteen of the eighteen industries within the PMI expanded during the month.

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.2%. Unemployment fell to 7.0% in November 2013 and generally declined over the next several months, reaching a low of 5.9% in September 2014. This represented the lowest level since July 2008. Falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.7% in September 2014, its lowest level since 1978.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. Following the meeting that concluded on December 18, 2013, the Fed announced

Western Asset High Income Opportunity Fund Inc.	III

Investment commentary (cont’d)

that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.” At each of the Fed’s next six meetings (January, March, April, June, July and September 2014), it announced further $10 billion tapering of its asset purchases. Finally at its meeting that ended on October 29, 2014, after the reporting period ended, the Fed announced that its asset purchase program had concluded. The Fed also said that it “currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

October 31, 2014

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	Western Asset High Income Opportunity Fund Inc.

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks high current income. Capital appreciation is a secondary objective. In seeking to fulfill its investment objectives, the Fund invests, under normal market conditions, at least 80% of its net assets in high-yield securities and up to 20% in common stock equivalents, including options, warrants and rights.

We employ an actively managed approach that is risk-aware and incorporates top-down macroeconomic views with industry sector insights and bottom-up credit research to derive the general framework for the Fund’s predominantly non-investment grade credit mandate. This framework provides the foundation for how the portfolio is positioned with respect to risk (aggressive, neutral, conservative), as well as sector overweights and underweights.

Risk and weightings are reviewed on a regular basis. Our bottom-up process provides the basis for populating the targeted industry weightings through individual credit selection. Analysts work closely with investment professionals to determine which securities provide the best risk/reward relationship within their respective sectors. The research team focuses on key fundamental measures such as leverage, cash flow adequacy, liquidity, amortization schedule, underlying asset value and management integrity/track record.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are S. Kenneth Leech, Michael C. Buchanan, and Christopher F. Kilpatrick. Mr. Leech joined the Fund’s portfolio management team on March 31, 2014. Mr. Leech has been employed by Western Asset as an investment professional for more than 20 years.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Most spread sectors (non-Treasuries) generated positive results and outperformed equal-durationi Treasuries over the twelve months ended September 30, 2014. Risk aversion was prevalent at times given mixed economic data, questions surrounding the outlook for global growth, shifting monetary policy by the Federal Reserve Board (“Fed”)ii, and several geopolitical issues. However, these factors were generally overshadowed by solid demand from investors looking to generate incremental yield in the low interest rate environment.

Short-term Treasury yields moved higher, whereas longer-term Treasury yields declined during the twelve months ended September 30, 2014. Two-year Treasury yields rose from 0.33% at the beginning of the period to 0.58% at the end of the period. Their peak of 0.59% occurred in mid-September 2014 and they were as low as 0.28% in late November and early December 2013. Ten-year Treasury yields

Western Asset High Income Opportunity Fund Inc. 2014 Annual Report	1

Fund overview (cont’d)

were 2.64% at the beginning of the period and reached a low of 2.34% on August 15 and August 28, 2014. Their peak of 3.04% occurred on December 31, 2013 and they ended the reporting period at 2.52%.

All told, the Barclays U.S. Aggregate Indexiii, gained 3.96% for the twelve months ended September 30, 2014. For comparison purposes, high-yield bonds produced strong results. High-yield spreads narrowed given generally strong investor demand and continued low defaults. Over the fiscal year, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index (the “Index”)iv returned 7.19%. During this period, as measured by the Index, lower-quality CCC-rated bonds modestly lagged higher-quality BB-rated securities, as they returned 7.30% and 7.73%, respectively.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We increased the overall quality of the portfolio. In particular, we reduced the Fund’s allocation to B-rated securities and increased our allocation to BB-rated securities, while maintaining our overweight to CCC-rated securities. From a sector perspective, we reduced the Fund’s underweight allocation to Communications and decreased our Basic Industry1 and Transportation2 exposures from overweights to underweights in an effort to become more defensive. We remained positive on Financials during the reporting period, adding to our overweight position due to their improved balance sheets and outlook for stable fundamental performance. Finally, we increased our Energy exposure from a material underweight to a market weight as valuations became more compelling. Additionally, we actively participated in the new issuance market by selectively purchasing securities that we felt were attractively valued.

We continued to emphasize credit risk over interest rate risk during the reporting period. In terms of duration, we ended the period at roughly 3.55 years versus the Index which ended at 4.39 years, making the Fund less sensitive to changes in interest rates. The Fund employed U.S. Treasury futures to manage its yield curve positioning and duration. The use of these instruments were a small detractor to the Fund’s performance. High yield index swaps (CDX) were used to manage our high-yield exposure. Overall, they were a small negative for performance and proved unnecessary with high yield ultimately posting positive results during the period. Finally, currency forwards were employed to hedge the Fund’s euro currency exposure back to U.S. dollars. Overall, these hedges contributed to results as the dollar strengthened versus the euro as the European economy and outlook for growth remained challenged.

Performance review

For the twelve months ended September 30, 2014, Western Asset High Income Opportunity Fund Inc. returned 6.17% based on its net asset value (“NAV”)v and 4.28% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Barclays U.S.

[1]	Basic Industry consists of the following industries: Chemicals, Metals & Mining and Paper.
[2]	Transportation consists of the following industries: Airlines, Railroads and other transportation-related services.

2	Western Asset High Income Opportunity Fund Inc. 2014 Annual Report

Corporate High Yield — 2% Issuer Cap Index, returned 7.19% for the same period. The Lipper High Yield Closed-End Funds Category Averagevi returned 7.08% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $0.44 per share*. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of September 30, 2014. Past performance is no guarantee of future results.

Performance Snapshot as of September 30, 2014
Price Per Share	12-Month Total Return**
$6.31 (NAV)	6.17	%†
$5.79 (Market Price)	4.28	%‡

All figures represent past performance and are not a guarantee of future results.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions at NAV.

‡ Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. We would not characterize the positioning of the Fund as index-like. However, on a gross basis, the Fund posted a positive total return that was roughly in line with the Index during the reporting period. The largest contributor to the Fund’s relative performance during the reporting period was our security selection. A number of individual high-yield bonds were positive for performance, including our overweight exposures to Sprint Nextel Corp., First Data Corp. and Wind Acquisition Finance. Bonds issued by Sprint Nextel Corp. (and Sprint Capital Corp.) rallied given their improved fundamental performance and investors continued to appreciate the new ownership structure at the company. In July 2013, Japan’s investment grade rated wireless operator SoftBank acquired the company. First Data Corp. is a global payment processing company. The company underwent a management change last year and has been improving its fundamental results. Additionally, the company received an equity injection of $3.5 billion. This was partially used to pay down high interest debt, a sign that management is making progress and focused on reducing leverage and improving the company’s capital structure. Wind Acquisition Finance is the third largest wireless provider and the second largest wireline provider in Italy. Our high coupon CCC-rated Wind Acquisition Finance exposure performed well, with the company also receiving an equity injection from their parent company, BB-rated Vimplecom. Furthermore, Wind Acquisition Finance was

*	For the tax character of distributions paid during the fiscal year ended September 30, 2014, please refer to page 45 of this report.

Western Asset High Income Opportunity Fund Inc. 2014 Annual Report	3

Fund overview (cont’d)

able to access debt markets in order to refinance at lower rates.

In terms of sectors, an overweight to Utilities was additive for results, as it was the top performing sector in the Index. An overweight to Transportation was also rewarded given its outperformance versus the Index.

From a ratings perspective, all three rating categories posted positive total returns for the quarter. Maintaining our overweight to CCC-rated securities was rewarded, as they slightly outperformed the Index during the reporting period.

Q. What were the leading detractors from performance?

A. Our ratings and duration biases detracted from our results during the reporting period. As previously discussed, we reduced both our underweight to BB-rated securities and our overweight to B-rated securities. However, our efforts proved to be too little too late, as longer duration higher quality bonds remained in favor as rates ultimately rallied during the latter portion of the period.

In terms of sectors, we were premature in increasing our Energy exposure to a market weight. Energy bonds underperformed significantly during, as well as after the reporting period concluded, as fears of increased supply, the ongoing Russian conflict, rumors of hedge funds caught in levered long oil positions and questions surrounding the global growth outlook took center stage. Collectively, this sent oil prices sharply lower, along with several of the Fund’s positions in the Energy sector.

Elsewhere, from an issuer perspective, overweight positions in Midwest Vanadium Pty Ltd. and Gymboree Corp. detracted from performance. Midwest Vanadium Pty Ltd. engages in the exploration, production and processing of vanadium in Australia. Its vanadium is used to strengthen steel and titanium. The company defaulted in February 2014, following a fire at its Windimurra plant. It has subsequently secured a loan to rebuild the plant and bondholders have agreed to postpone the company’s debt obligations through December 15, 2014. Our exposure to secured and unsecured debt of the children’s retail clothing chain Gymboree Corp. underperformed during the reporting period. A 2010 leverage buyout left little room for error and poor weather and uninspired demand negatively impacted Gymboree Corp.’s fundamental results during the reporting period. We began reducing our unsecured exposure in the first quarter of 2014, which proved beneficial as the bonds have continued to decline following our sales.

Looking for additional information?

The Fund is traded under the symbol “HIO” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XHIOX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

4	Western Asset High Income Opportunity Fund Inc. 2014 Annual Report

Thank you for your investment in Western Asset High Income Opportunity Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

October 21, 2014

RISKS: The Fund’s investments are subject to credit risk, inflation risk and interest rate risk. The Fund invests in high-yield debt securities, which are subject to greater risks than investments in higher-rated bonds, such as the increased risk of default and greater volatility because of the lower credit quality of the issues. Fixed-income investments are subject to interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. In addition, the Fund may invest in foreign securities, which are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant fluctuations. These risks are magnified in emerging markets.

Portfolio holdings and breakdowns are as of September 30, 2014 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 10 through 26 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2014 were: Consumer Discretionary (17.9%), Energy (15.8%), Industrials (14.9%), Financials (12.7%) and Materials (9.7%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset High Income Opportunity Fund Inc. 2014 Annual Report	5

Fund overview (cont’d)

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

[v]

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vi

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended September 30, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 7 funds in the Fund’s Lipper category.

6	Western Asset High Income Opportunity Fund Inc. 2014 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of September 30, 2014 and September 30, 2013 and does not include derivatives, such as futures contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset High Income Opportunity Fund Inc. 2014 Annual Report	7

Spread duration (unaudited)

Economic exposure — September 30, 2014

Total Spread Duration
HIO	— 3.72 years
Benchmark	— 4.42 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HIO	— Western Asset High Income Opportunity Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit

8	Western Asset High Income Opportunity Fund Inc. 2014 Annual Report

Effective duration (unaudited)

Interest rate exposure — September 30, 2014

Total Effective Duration
HIO	— 3.55 years
Benchmark	— 4.39 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HIO	— Western Asset High Income Opportunity Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit

Western Asset High Income Opportunity Fund Inc. 2014 Annual Report	9

Schedule of investments

September 30, 2014

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 91.1%
Consumer Discretionary — 16.9%
Automobiles — 0.2%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	1,140,000	$1,248,300
Diversified Consumer Services — 0.7%
Ceridian LLC/Comdata Inc., Senior Notes	8.125%	11/15/17	1,190,000	1,194,463	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	1,280,000	1,424,000
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	920,000	952,200	(a)
Total Diversified Consumer Services				3,570,663
Hotels, Restaurants & Leisure — 4.3%
24 Hour Holdings III LLC, Senior Notes	8.000%	6/1/22	980,000	911,400	(a)
Bossier Casino Venture Holdco Inc.	11.000%	2/9/18	274,920	282,892	(b)(c)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	1,634,475	1,485,248	(a)(b)(c)(d)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	260,000	272,350
Burger King Capital Holdings LLC/Burger King Capital Finance Inc., Senior Notes, Step Bond	0.000%	4/15/19	440,000	411,400	(a)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	740,000	578,125
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	2,490,000	1,917,300
Caesars Entertainment Resort Properties LLC, Secured Notes	11.000%	10/1/21	510,000	480,675	(a)
Carlson Travel Holdings Inc., Senior Notes	7.500%	8/15/19	520,000	526,500	(a)(d)
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	1,400,000	1,529,500
CCM Merger Inc., Senior Notes	9.125%	5/1/19	1,710,000	1,812,600	(a)
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	760,000	714,400	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	1,320,000	1,399,200	(a)
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp., Senior Secured Notes	10.250%	6/15/15	445,000	5,785	(a)(e)
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	1,010,000	1,010,000	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	750,000	776,250	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	3,598,000	3,822,875	(a)
Mohegan Tribal Gaming Authority, Senior Notes	9.750%	9/1/21	480,000	490,200
Paris Las Vegas Holding LLC/Harrah’s Las Vegas LLC/Flamingo Las Vegas Holding LLC, Senior Secured Notes	8.000%	10/1/20	1,710,000	1,692,900	(a)
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	267,000	287,025	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	1,960,000	2,097,200
Total Hotels, Restaurants & Leisure				22,503,825

See Notes to Financial Statements.

10	Western Asset High Income Opportunity Fund Inc. 2014 Annual Report

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Household Durables — 1.5%
Century Intermediate Holding Co. 2, Senior Notes	9.750%	2/15/19	1,980,000		$2,093,850	(a)(d)
Standard Pacific Corp., Senior Notes	6.250%	12/15/21	1,330,000		1,361,587
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	1,520,000		1,649,200
William Lyon Homes PNW Finance Corp., Senior Notes	7.000%	8/15/22	1,190,000		1,210,825	(a)
Woodside Homes Co. LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	1,800,000		1,791,000	(a)
Total Household Durables					8,106,462
Media — 7.9%
Altice SA, Senior Secured Notes	7.750%	5/15/22	2,490,000		2,577,150	(a)
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	530,000		564,450
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	3,000,000		3,176,250
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	450,000		457,875
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	500,000		534,475
DISH DBS Corp., Senior Notes	6.625%	10/1/14	20,000		20,000
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,085,000		1,228,763
DISH DBS Corp., Senior Notes	6.750%	6/1/21	2,020,000		2,176,550
DISH DBS Corp., Senior Notes	5.000%	3/15/23	70,000		67,331
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	1,380,000		1,355,850	(a)
iHeartCommunications Inc., Senior Notes	10.000%	1/15/18	1,110,000		934,376
MDC Partners Inc., Senior Notes	6.750%	4/1/20	250,000		258,750	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	2,000,000		2,107,500	(a)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	1,536,033		1,774,118	(a)(d)
Numericable Group SA, Senior Secured Bonds	6.000%	5/15/22	2,130,000		2,148,637	(a)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	2,760,000		2,980,800	(a)
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	1,490,000		1,877,391
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	678,000		845,250
Univision Communications Inc., Senior Notes	8.500%	5/15/21	1,320,000		1,402,500	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	1,430,000		1,494,350	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	770,000		828,713	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	217,000		233,275	(a)
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	2,030,000	EUR	2,770,291	(a)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	2,500,000	EUR	3,332,085	(f)
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	2,890,000		2,998,375	(a)
Virgin Media Finance PLC, Senior Notes	6.000%	10/15/24	2,000,000		2,010,000	(a)
WMG Acquisition Corp., Senior Notes	6.750%	4/15/22	1,620,000		1,559,250	(a)
Total Media					41,714,355
Multiline Retail — 0.4%
Neiman Marcus Group LLC, Senior Secured Notes	7.125%	6/1/28	330,000		330,000

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2014 Annual Report	11

Schedule of investments (cont’d)

September 30, 2014

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Multiline Retail — continued
Neiman Marcus Group Ltd. LLC, Senior Notes	8.750%	10/15/21	1,530,000	$1,617,975	(a)(d)
Total Multiline Retail				1,947,975
Specialty Retail — 1.6%
American Greetings Corp., Senior Notes	7.375%	12/1/21	1,220,000	1,277,950
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	2,180,000	1,798,500	(a)
Guitar Center Inc., Senior Bonds	9.625%	4/15/20	3,530,000	2,718,100	(a)
Hot Topic Inc., Senior Secured Notes	9.250%	6/15/21	730,000	784,750	(a)
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	1,710,000	1,731,375	(a)(d)
Total Specialty Retail				8,310,675
Textiles, Apparel & Luxury Goods — 0.3%
Chinos Intermediate Holdings A Inc., Senior Notes	7.750%	5/1/19	1,090,000	1,035,500	(a)(d)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	810,000	818,100	(a)
Total Textiles, Apparel & Luxury Goods				1,853,600
Total Consumer Discretionary				89,255,855
Consumer Staples — 3.5%
Beverages — 0.5%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	1,140,000	1,182,750	(a)
Crestview DS Merger Subordinated II Inc., Secured Notes	10.000%	9/1/21	1,230,000	1,365,300
Total Beverages				2,548,050
Food & Staples Retailing — 0.3%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	1,640,000	1,547,750	(a)
Food Products — 2.3%
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	1,395,000	1,511,831
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	1,570,000	1,560,188	(a)
Hearthside Group Holdings LLC/Hearthside Finance Co., Senior Notes	6.500%	5/1/22	1,510,000	1,476,025	(a)
Simmons Foods Inc., Secured Notes	7.875%	10/1/21	1,910,000	1,895,675	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	3,190,000	3,389,375	(a)
Sun Merger Sub Inc., Senior Notes	5.875%	8/1/21	1,380,000	1,400,700	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	813,000	837,390	(a)
Total Food Products				12,071,184
Household Products — 0.1%
Spectrum Brands Inc., Senior Notes	6.625%	11/15/22	580,000	609,725
Media — 0.1%
SiTV LLC/SiTV Finance Inc., Senior Secured Notes	10.375%	7/1/19	330,000	327,525	(a)

See Notes to Financial Statements.

12	Western Asset High Income Opportunity Fund Inc. 2014 Annual Report

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Tobacco — 0.2%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	1,500,000	$1,470,000
Total Consumer Staples				18,574,234
Energy — 15.0%
Energy Equipment & Services — 2.5%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	760,000	782,800
CGG, Senior Notes	7.750%	5/15/17	138,000	139,035
Exterran Partners LP/EXLP Finance Corp., Senior Notes	6.000%	10/1/22	490,000	478,975	(a)
FTS International Inc., Senior Secured Notes	6.250%	5/1/22	1,130,000	1,115,875	(a)
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	1,240,000	1,202,800
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	840,000	804,300	(a)
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	990,000	866,250	(a)
Hercules Offshore Inc., Senior Notes	7.500%	10/1/21	190,000	153,900	(a)
Hercules Offshore Inc., Senior Notes	6.750%	4/1/22	1,550,000	1,214,812	(a)
KCA Deutag UK Finance PLC, Senior Secured Notes	7.250%	5/15/21	1,090,000	1,040,950	(a)
Parker Drilling Co., Senior Notes	6.750%	7/15/22	1,290,000	1,302,900	(a)
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	1,030,000	1,035,150	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	1,320,000	1,465,200
Sierra Hamilton LLC/Sierra Hamilton Finance Inc., Senior Secured Notes	12.250%	12/15/18	1,390,000	1,459,500	(a)
Total Energy Equipment & Services				13,062,447
Oil, Gas & Consumable Fuels — 12.5%
Arch Coal Inc., Senior Notes	7.000%	6/15/19	1,880,000	1,008,150
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	6.625%	10/1/20	470,000	482,925
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	1,430,000	1,394,250
California Resources Corp., Senior Notes	6.000%	11/15/24	1,880,000	1,936,400	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	6.500%	4/15/21	2,310,000	2,206,050	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	7.625%	1/15/22	360,000	367,200
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	770,000	804,650
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	550,000	616,000
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	1,360,000	1,485,800
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	1,120,000	1,232,000
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	1,550,000	1,625,562
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	2,517,176	2,216,688	(a)(d)
Dynagas LNG Partners LP/Dynagas Finance Inc., Senior Notes	6.250%	10/30/19	490,000	492,450
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	1,040,000	1,263,600
Enterprise Products Operating LLC, Junior Subordinated Notes	8.375%	8/1/66	680,000	748,321	(g)

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2014 Annual Report	13

Schedule of investments (cont’d)

September 30, 2014

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
EXCO Resources Inc., Senior Notes	8.500%	4/15/22	980,000	$933,450
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	2,180,000	2,321,700	(a)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	1,520,000	1,554,200
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	2,030,000	2,009,700
Jupiter Resources Inc., Senior Notes	8.500%	10/1/22	590,000	525,100	(a)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	1,390,000	1,497,725
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	6.500%	9/15/21	800,000	784,000
Lonestar Resources America Inc., Senior Notes	8.750%	4/15/19	550,000	547,938	(a)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	140,000	146,518	(f)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	2,300,000	2,443,750
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	182,000	192,465
MEG Energy Corp., Senior Notes	7.000%	3/31/24	2,620,000	2,718,250	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,690,000	1,343,550	(e)
Murray Energy Corp., Senior Secured Notes	9.500%	12/5/20	1,080,000	1,193,400	(a)
Murray Energy Corp., Senior Secured Notes	8.625%	6/15/21	900,000	936,000	(a)
Natural Resource Partners LP/Natural Resource Partners Finance Corp., Senior Notes	9.125%	10/1/18	1,150,000	1,187,375
New Gulf Resources LLC/NGR Finance Corp., Senior Secured Notes	11.750%	5/15/19	1,490,000	1,516,075
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	7.500%	2/15/22	1,540,000	1,595,825	(a)
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	710,000	745,592
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	55,000	57,356
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	1,220,000	1,259,040
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	1,310,000	1,374,021
Plains Exploration & Production Co., Senior Notes	6.750%	2/1/22	162,000	179,820
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	400,000	417,900	(a)
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	1,790,000	1,190,350
Rex Energy Corp., Senior Notes	6.250%	8/1/22	260,000	251,875	(a)
Rice Energy Inc., Senior Notes	6.250%	5/1/22	1,250,000	1,225,000	(a)
RSP Permian Inc., Senior Notes	6.625%	10/1/22	850,000	856,375	(a)
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.750%	5/15/24	1,270,000	1,293,813	(a)
Samson Investment Co., Senior Notes	9.750%	2/15/20	3,360,000	3,066,000
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	1,970,000	2,117,750
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	1,630,000	1,618,264	(a)
SandRidge Energy Inc., Senior Notes	7.500%	2/15/23	170,000	165,963
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	930,000	981,150	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	860,000	868,600	(a)

See Notes to Financial Statements.

14	Western Asset High Income Opportunity Fund Inc. 2014 Annual Report

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Senior Notes	7.500%	7/1/21	630,000		$677,250
Teine Energy Ltd., Senior Notes	6.875%	9/30/22	580,000		572,025	(a)
Tennessee Gas Pipeline Co., Senior Notes	8.375%	6/15/32	3,270,000		4,339,113
Triangle USA Petroleum Corp., Senior Notes	6.750%	7/15/22	570,000		559,313	(a)
Westmoreland Coal Co./Westmoreland Partners, Senior Secured Notes	10.750%	2/1/18	850,000		894,625	(a)
Total Oil, Gas & Consumable Fuels					66,038,262
Total Energy					79,100,709
Financials — 10.1%
Banks — 4.9%
Banco Espirito Santo SA, Senior Notes	5.875%	11/9/15	600,000	EUR	753,121	(f)
Banco Espirito Santo SA, Senior Notes	4.750%	1/15/18	400,000	EUR	471,118	(f)
Banco Espirito Santo SA, Senior Notes	4.000%	1/21/19	100,000	EUR	114,306	(f)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,930,000		2,635,023	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	2,000,000		2,153,000
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	650,000		644,627	(g)(h)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	1,660,000		1,929,750	(a)(g)(h)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	2,680,000		2,738,665	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.000%	8/1/23	630,000		622,913	(g)(h)
JPMorgan Chase & Co., Junior Subordinated Notes	6.100%	10/1/24	800,000		794,394	(g)(h)
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	1,790,000		1,831,741	(h)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	1,210,000		1,421,750	(g)(h)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	950,000		950,000
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	1,470,000		1,554,787
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	1,160,000		1,141,914
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	390,000		448,779
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	2,480,000	AUD	2,560,692	(f)(g)
Santander Issuances SAU, Notes	5.911%	6/20/16	1,100,000		1,167,619	(a)
Wells Fargo & Co., Junior Subordinated Bonds	5.900%	6/15/24	1,820,000		1,860,950	(g)(h)
Total Banks					25,795,149
Capital Markets — 1.0%
Credit Suisse Group AG, Junior Subordinated Notes	6.250%	12/18/24	4,000,000		3,882,000	(a)(g)(h)
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	1,210,000		1,447,211
Total Capital Markets					5,329,211
Consumer Finance — 1.2%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	1,410,000		1,646,175
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	830,000	EUR	1,084,342	(f)

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2014 Annual Report	15

Schedule of investments (cont’d)

September 30, 2014

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Finance — continued
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	1,110,000	$1,251,525
SLM Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	1,150,000	1,292,312
Stearns Holdings Inc., Senior Secured Notes	9.375%	8/15/20	640,000	659,200	(a)
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	570,000	570,000	(a)
Total Consumer Finance				6,503,554
Diversified Financial Services — 1.7%
International Lease Finance Corp., Senior Notes	8.625%	9/15/15	820,000	868,257
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	100,000	111,750
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	4,200,000	4,777,500
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	1,860,000	2,201,775
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	1,000,000	1,075,000	(a)(g)
Total Diversified Financial Services				9,034,282
Insurance — 0.9%
American International Group Inc., Senior Notes	8.250%	8/15/18	1,565,000	1,913,205
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	850,000	894,625	(a)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	900,000	1,063,125	(a)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	650,000	835,250	(a)
Total Insurance				4,706,205
Real Estate Management & Development — 0.4%
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	2,130,000	2,209,875	(a)
Total Financials				53,578,276
Health Care — 5.6%
Health Care Equipment & Supplies — 1.1%
Alere Inc., Senior Subordinated Notes	6.500%	6/15/20	1,710,000	1,714,275
ConvaTec Finance International SA, Senior Notes	8.250%	1/15/19	830,000	845,044	(a)(d)
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	2,970,000	2,958,862
Total Health Care Equipment & Supplies				5,518,181
Health Care Providers & Services — 4.1%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	864,000	997,920
Acadia Healthcare Co. Inc., Senior Notes	6.125%	3/15/21	720,000	745,200
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	2,390,000	2,557,778
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	1,330,000	1,399,825
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	2,050,000	2,203,750
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.500%	9/15/18	280,000	308,700	(a)
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	2,060,000	2,188,750	(a)
HCA Inc., Debentures	7.500%	11/15/95	3,920,000	3,724,000
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	2,580,000	2,709,000

See Notes to Financial Statements.

16	Western Asset High Income Opportunity Fund Inc. 2014 Annual Report

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	530,000	$570,413	(a)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	1,480,000	1,628,000
Tenet Healthcare Corp., Senior Secured Notes	6.000%	10/1/20	1,330,000	1,409,800
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	1,470,000	1,389,150
Total Health Care Providers & Services				21,832,286
Pharmaceuticals — 0.4%
JLL/Delta Dutch Newco BV, Senior Notes	7.500%	2/1/22	1,450,000	1,469,756	(a)
Salix Pharmaceuticals Ltd., Senior Notes	6.000%	1/15/21	810,000	878,850	(a)
Total Pharmaceuticals				2,348,606
Total Health Care				29,699,073
Industrials — 14.3%
Aerospace & Defense — 1.8%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	2,100,000	2,107,875	(a)
Ducommun Inc., Senior Notes	9.750%	7/15/18	1,010,000	1,097,112
Erickson Inc., Secured Notes	8.250%	5/1/20	2,483,000	2,371,265
GenCorp Inc., Secured Notes	7.125%	3/15/21	760,000	822,700
LMI Aerospace Inc., Secured Notes	7.375%	7/15/19	710,000	713,550	(a)
TransDigm Inc., Senior Subordinated Notes	6.000%	7/15/22	2,460,000	2,432,325	(a)
Total Aerospace & Defense				9,544,827
Air Freight & Logistics — 0.2%
XPO Logistics Inc., Senior Notes	7.875%	9/1/19	1,050,000	1,089,375	(a)
Airlines — 0.7%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	560,000	586,404	(a)
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	586,663	627,729	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	617,690	721,153
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	315,355	354,774
United Airlines Inc., Pass-Through Certificates, Notes	5.500%	10/29/20	437,507	461,570
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	107,440	119,259
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	740,000	784,400
Total Airlines				3,655,289
Building Products — 0.5%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	1,460,000	1,397,950	(a)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	600,000	630,000	(a)
Building Materials Corp. of America, Senior Secured Notes	7.500%	3/15/20	550,000	577,500	(a)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	100,000	105,500	(a)
Total Building Products				2,710,950

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2014 Annual Report	17

Schedule of investments (cont’d)

September 30, 2014

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Services & Supplies — 2.2%
Garda World Security Corp., Senior Notes	7.250%	11/15/21	390,000	$390,000	(a)
JM Huber Corp., Senior Notes	9.875%	11/1/19	860,000	967,500	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	3,280,000	3,394,800
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	810,000	880,875
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	1,423,000	1,529,725	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	891,000	957,825	(a)
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	2,608,000	2,849,240
West Corp., Senior Notes	5.375%	7/15/22	600,000	555,000	(a)
Total Commercial Services & Supplies				11,524,965
Construction & Engineering — 1.4%
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	1,240,000	1,150,100	(a)
Brundage-Bone Concrete Pumping Inc., Senior Secured Notes	10.375%	9/1/21	1,050,000	1,085,438	(a)
Michael Baker Holdings LLC/Micahel Baker Finance Corp., Senior Notes	8.875%	4/15/19	1,580,000	1,572,100	(a)(d)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	1,870,000	1,898,050	(a)
Modular Space Corp., Secured Notes	10.250%	1/31/19	1,510,000	1,528,875	(a)
Odebrecht Finance Ltd., Senior Notes	4.375%	4/25/25	260,000	245,050	(a)
Total Construction & Engineering				7,479,613
Electrical Equipment — 0.4%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	1,020,000	1,099,050	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	930,000	976,500	(a)
Total Electrical Equipment				2,075,550
Industrial Conglomerates — 0.3%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	1,290,000	1,376,108
Machinery — 1.2%
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	610,000	652,700	(a)
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	2,820,000	2,975,100	(a)
Gardner Denver Inc., Senior Notes	6.875%	8/15/21	550,000	554,125	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	1,260,000	1,404,900
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	890,000	972,325	(a)
Total Machinery				6,559,150
Marine — 1.0%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	1,844,724	1,555,541	(d)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	943,000	948,894

See Notes to Financial Statements.

18	Western Asset High Income Opportunity Fund Inc. 2014 Annual Report

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Marine — continued
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	1,510,000	$1,464,700	(a)
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	1,240,000	1,314,400
Total Marine				5,283,535
Road & Rail — 1.9%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	1,290,000	1,351,275	(a)
Florida East Coast Holdings Corp., Senior Notes	9.750%	5/1/20	1,910,000	1,948,200	(a)
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	950,000	971,375	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	2,450,000	2,642,937	(a)
Jurassic Holdings III Inc., Secured Notes	6.875%	2/15/21	860,000	862,150	(a)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	2,301,000	2,427,555
Total Road & Rail				10,203,492
Trading Companies & Distributors — 0.6%
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	1,340,000	1,427,100	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	1,620,000	1,737,450
Total Trading Companies & Distributors				3,164,550
Transportation — 1.9%
CMA CGM, Senior Notes	8.500%	4/15/17	2,810,000	2,908,350	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	1,700,000	1,785,000	(a)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	1,980,000	2,019,600	(a)(d)
Syncreon Group BV/Syncreon Global Finance US Inc., Senior Notes	8.625%	11/1/21	1,750,000	1,741,250	(a)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	1,320,000	1,333,200	(a)
Total Transportation				9,787,400
Transportation Infrastructure — 0.2%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	870,000	893,925	(a)
Total Industrials				75,348,729
Information Technology — 3.1%
Electronic Equipment, Instruments & Components — 0.4%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	1,240,000	1,277,200
Zebra Technologies Corp., Senior Notes	7.250%	10/15/22	910,000	910,000	(a)
Total Electronic Equipment, Instruments & Components				2,187,200
Internet Software & Services — 0.6%
Ancestry.com Inc., Senior Notes	9.625%	10/15/18	710,000	713,550	(a)(d)
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	1,070,000	1,225,150
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	990,000	1,065,487
Total Internet Software & Services				3,004,187

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2014 Annual Report	19

Schedule of investments (cont’d)

September 30, 2014

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
IT Services — 1.4%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	1,410,000		$1,339,500	(a)
First Data Corp., Secured Notes	8.250%	1/15/21	860,000		915,900	(a)
First Data Corp., Senior Notes	12.625%	1/15/21	2,310,000		2,772,000
First Data Corp., Senior Subordinated Notes	11.750%	8/15/21	1,545,000		1,796,062
Interactive Data Corp., Senior Notes	5.875%	4/15/19	830,000		831,038	(a)
Total IT Services					7,654,500
Software — 0.1%
Audatex North America Inc., Senior Notes	6.000%	6/15/21	720,000		741,600	(a)
Technology Hardware, Storage & Peripherals — 0.6%
Hewlett-Packard Co., Senior Notes	4.650%	12/9/21	2,750,000		2,981,418
Total Information Technology					16,568,905
Materials — 9.2%
Chemicals — 0.6%
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	770,000		779,625	(a)(d)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	1,048,000	EUR	1,376,624	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	420,000	EUR	587,354	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	320,000	EUR	447,508	(f)
Total Chemicals					3,191,111
Construction Materials — 0.3%
Hardwoods Acquisition Inc., Senior Secured Notes	7.500%	8/1/21	1,290,000		1,277,100	(a)
Containers & Packaging — 2.9%
Ardagh Finance Holdings SA, Senior Notes	8.625%	6/15/19	1,240,000		1,252,400	(a)(d)
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	1,130,000		1,228,875	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.250%	1/31/19	480,000		476,400	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	2,170,000		2,349,025	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	254,118		257,929	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.750%	1/31/21	1,520,000		1,523,800	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.000%	6/30/21	680,000		654,500	(a)
BWAY Holding Co., Senior Notes	9.125%	8/15/21	1,610,000		1,626,100	(a)
Coveris Holdings SA, Senior Notes	7.875%	11/1/19	1,780,000		1,869,000	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	2,560,000		2,739,200
PaperWorks Industries Inc., Senior Secured Notes	9.500%	8/15/19	1,030,000		1,051,888	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	8.500%	5/15/18	280,000		290,150
Total Containers & Packaging					15,319,267

See Notes to Financial Statements.

20	Western Asset High Income Opportunity Fund Inc. 2014 Annual Report

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Metals & Mining — 4.2%
ArcelorMittal, Senior Notes	6.000%	3/1/21	465,000		$490,575
ArcelorMittal, Senior Notes	6.750%	2/25/22	340,000		366,775
AuRico Gold Inc., Secured Notes	7.750%	4/1/20	1,000,000		1,005,000	(a)
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	1,300,000		1,131,000	(a)
Cliffs Natural Resources Inc., Senior Notes	5.900%	3/15/20	1,540,000		1,285,900
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	1,850,000		1,743,625
Evraz Group SA, Notes	9.500%	4/24/18	100,000		104,750	(a)
Evraz Group SA, Senior Notes	9.500%	4/24/18	100,000		104,750	(f)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	2,210,000		2,292,875	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,570,000		243,350	(a)(b)(e)
Mirabela Nickel Ltd., Subordinated Notes	1.000%	9/10/44	16,961		0	(b)(c)(i)
Prince Mineral Holding Corp., Senior Secured Notes	12.000%	12/15/19	1,280,000		1,440,000	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	2,260,000		2,361,700	(a)
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	2,040,000		2,157,300
Schaeffler Holding Finance BV, Senior Secured Bonds	6.875%	8/15/18	880,000		919,600	(a)(d)
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	1,050,000	EUR	1,393,176	(a)(d)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	1,980,000		1,673,100	(a)
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	610,000		643,550	(a)
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	270,000		284,850	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	1,050,000		1,157,625
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	990,000		1,081,575
Vale Overseas Ltd., Notes	8.250%	1/17/34	62,000		78,260
Vale Overseas Ltd., Notes	6.875%	11/21/36	68,000		77,010
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	200,000		209,770	(a)
Total Metals & Mining					22,246,116
Paper & Forest Products — 1.2%
Appvion Inc., Secured Notes	9.000%	6/1/20	3,480,000		2,927,550	(a)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	2,310,000		2,146,856
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	1,070,000		1,080,700
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	232,000		192,560
Total Paper & Forest Products					6,347,666
Total Materials					48,381,260
Telecommunication Services — 9.4%
Diversified Telecommunication Services — 5.3%
Axtel SAB de CV, Senior Secured Notes, Step Bond	8.000%	1/31/20	129,000		129,000	(a)

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2014 Annual Report	21

Schedule of investments (cont’d)

September 30, 2014

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Telecommunication Services — continued
CenturyLink Inc., Senior Notes	5.800%	3/15/22	2,350,000	$2,420,500
Cogent Communications Holdings Inc., Senior Secured Notes	8.375%	2/15/18	1,660,000	1,751,300	(a)
Intelsat Jackson Holdings SA, Senior Bonds	5.500%	8/1/23	3,380,000	3,240,575
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	2,750,000	2,915,000
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	670,000	717,737
Level 3 Financing Inc., Senior Notes	7.000%	6/1/20	130,000	137,638
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	2,350,000	2,555,625
Level 3 Financing Inc., Senior Notes	6.125%	1/15/21	630,000	651,263	(a)
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	480,000	517,800
TW Telecom Holdings Inc., Senior Notes	6.375%	9/1/23	2,820,000	3,165,450
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	130,000	137,150	(f)
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, Senior Secured Notes	7.500%	3/15/19	430,000	456,875	(a)
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	1,830,000	2,027,955
Windstream Corp., Senior Notes	7.500%	4/1/23	4,330,000	4,459,900
Windstream Corp., Senior Notes	6.375%	8/1/23	2,910,000	2,819,062
Total Diversified Telecommunication Services				28,102,830
Wireless Telecommunication Services — 4.1%
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	2,900,000	2,784,000
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	5,335,000	5,848,494
Sprint Communications Inc., Senior Notes	6.000%	12/1/16	200,000	210,750
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	2,770,000	3,206,275	(a)
Sprint Corp., Senior Notes	7.875%	9/15/23	2,860,000	3,038,750	(a)
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	1,455,000	1,531,388
T-Mobile USA Inc., Senior Notes	6.542%	4/28/20	560,000	576,100
T-Mobile USA Inc., Senior Notes	6.731%	4/28/22	400,000	410,500
T-Mobile USA Inc., Senior Notes	6.000%	3/1/23	2,550,000	2,553,187
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	200,000	204,750	(a)
VimpelCom Holdings BV, Senior Notes	5.950%	2/13/23	1,200,000	1,107,000	(a)
Total Wireless Telecommunication Services				21,471,194
Total Telecommunication Services				49,574,024
Utilities — 4.0%
Electric Utilities — 1.5%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	4,200,000	4,641,000
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	453,761	484,390
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	2,220,000	2,375,400
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	393,263	403,094
Total Electric Utilities				7,903,884

See Notes to Financial Statements.

22	Western Asset High Income Opportunity Fund Inc. 2014 Annual Report

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Gas Utilities — 0.3%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	60,000	$76,538
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	1,330,000	1,396,500
Total Gas Utilities				1,473,038
Independent Power and Renewable Electricity Producers — 2.2%
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	960,000	974,400
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	1,303,000	1,426,785	(a)
Colbun SA, Senior Notes	6.000%	1/21/20	100,000	110,719	(a)
Dynegy Roseton LLC/Dynegy Danskammer LLC Pass-Through Trust, Escrow Receipt	—	—	380,000	0	(b)(c)(e)(i)
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	2,680,000	2,847,500	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	7.875%	8/15/21	2,320,000	2,453,400	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	95,144	102,042
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	3,303,832	3,667,254
Total Independent Power and Renewable Electricity Producers				11,582,100
Total Utilities				20,959,022
Total Corporate Bonds & Notes (Cost — $468,578,142)				481,040,087
Collateralized Mortgage Obligations — 0.1%
Countrywide Home Loan Mortgage Pass-Through Trust, 2004-HYB5 7A1 (Cost — $511,905)	2.375%	4/20/35	734,982	644,732	(g)
Convertible Bonds & Notes — 0.3%
Materials — 0.3%
Chemicals — 0.1%
Hercules Inc., Junior Subordinated Bonds	6.500%	6/30/29	420,000	385,875
Metals & Mining — 0.2%
Mirabela Nickel Ltd., Senior Secured Bonds	9.500%	6/20/19	1,079,000	1,079,000	(a)(b)(c)
Total Convertible Bonds & Notes (Cost — $1,464,591)				1,464,875
Senior Loans — 2.3%
Consumer Discretionary — 0.7%
Hotels, Restaurants & Leisure — 0.5%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	1,290,000	1,309,350	(j)(k)
Stockbridge SBE Holdings LLC, Term Loan B	13.000%	5/2/17	1,335,000	1,448,475	(j)(k)
Total Hotels, Restaurants & Leisure				2,757,825
Household Durables — 0.1%
William Lyon Homes Inc., Bridge Term Loan	—	8/12/22	463,846	463,846	(c)(l)
Specialty Retail — 0.1%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	620,000	413,333	(j)(k)
Total Consumer Discretionary				3,635,004

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2014 Annual Report	23

Schedule of investments (cont’d)

September 30, 2014

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Staples — 0.1%
Food Products — 0.1%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	550,000	$547,250	(j)(k)
Health Care — 0.7%
Health Care Providers & Services — 0.7%
CRC Health Corp., Second Lien Term Loan	9.000%	9/28/21	1,090,000	1,090,681	(j)(k)
Physiotherapy Associates Holdings Inc., Exit Term Loan	11.000%	10/10/16	1,170,000	1,164,150	(b)(j)(k)
Radnet Management Inc., Second Lien Term Loan	8.000%	3/25/21	1,350,000	1,355,063	(j)(k)
Total Health Care				3,609,894
Materials — 0.2%
Chemicals — 0.2%
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	980,000	1,011,850	(j)(k)
Utilities — 0.6%
Independent Power and Renewable Electricity Producers — 0.6%
Energy Future Intermediate Holding Co. LLC, DIP Term Loan	4.250%	6/19/16	3,055,640	3,046,091	(j)(k)
Total Senior Loans (Cost — $11,827,175)				11,850,089
Sovereign Bonds — 0.2%
Colombia — 0.0%
Republic of Colombia, Senior Notes	7.375%	3/18/19	100,000	119,750
Turkey — 0.1%
Republic of Turkey, Senior Notes	7.000%	6/5/20	12,000	13,636
Republic of Turkey, Senior Notes	6.875%	3/17/36	377,000	433,569
Total Turkey				447,205
Venezuela — 0.1%
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	12,000	11,874
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	386,000	330,030	(f)
Bolivarian Republic of Venezuela, Senior Bonds	9.375%	1/13/34	53,000	35,245
Bolivarian Republic of Venezuela, Senior Notes	7.650%	4/21/25	16,000	9,920
Total Venezuela				387,069
Total Sovereign Bonds (Cost — $954,643)				954,024

			Shares
Common Stocks — 2.5%
Consumer Discretionary — 0.3%
Automobiles — 0.3%
Ford Motor Co.			88,227	1,304,877
Hotels, Restaurants & Leisure — 0.0%
Bossier Casino Venture Holdco Inc.			86,730	0	*(b)(c)(i)
Total Consumer Discretionary				1,304,877

See Notes to Financial Statements.

24	Western Asset High Income Opportunity Fund Inc. 2014 Annual Report

Western Asset High Income Opportunity Fund Inc.

Security		Shares	Value
Energy — 0.5%
Energy Equipment & Services — 0.5%
KCAD Holdings I Ltd.		275,927,431	$2,537,705	*(b)(c)
Financials — 1.0%
Banks — 0.9%
Citigroup Inc.		64,503	3,342,546
JPMorgan Chase & Co.		24,776	1,492,506
Total Banks			4,835,052
Real Estate Management & Development — 0.1%
Realogy Holdings Corp.		10,723	398,895	*
Total Financials			5,233,947
Health Care — 0.1%
Health Care Providers & Services — 0.1%
Physiotherapy Associates Holdings Inc.		16,100	772,800	*(b)(c)
Industrials — 0.6%
Marine — 0.6%
DeepOcean Group Holding AS		106,322	3,014,016	*(b)(c)
Horizon Lines Inc., Class A Shares		758,779	311,099	*
Total Industrials			3,325,115
Materials — 0.0%
Metals & Mining — 0.0%
Mirabela Nickel Ltd.		3,464,533	200,203	*
Total Common Stocks (Cost — $14,848,983)			13,374,647

	Rate
Preferred Stocks — 1.9%
Energy — 0.3%
Oil, Gas & Consumable Fuels — 0.3%
Rex Energy Corp.	6.000%	5,800	566,950
SandRidge Energy Inc.	8.500%	12,000	1,164,000
Total Energy			1,730,950
Financials — 1.6%
Consumer Finance — 1.1%
GMAC Capital Trust I	8.125%	216,388	5,758,085	(g)
Diversified Financial Services — 0.5%
Citigroup Capital XIII	7.875%	92,250	2,483,370	(g)
Total Financials			8,241,455
Total Preferred Stocks (Cost — $9,630,046)			9,972,405

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2014 Annual Report	25

Schedule of investments (cont’d)

September 30, 2014

Western Asset High Income Opportunity Fund Inc.

Security	Expiration Date	Warrants	Value
Warrants — 0.1%
Jack Cooper Holdings Corp.	12/15/17	2,184	$360,360	*(a)
Jack Cooper Holdings Corp.	5/6/18	1,018	167,970	*(a)
Total Warrants (Cost — $55,656)			528,330
Total Investments — 98.5% (Cost — $507,871,141#)			519,829,189
Other Assets in Excess of Liabilities — 1.5%			8,173,068
Total Net Assets — 100.0%			$528,002,257

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Illiquid security (unaudited).

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(d)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(e)	The coupon payment on these securities is currently in default as of September 30, 2014.

(f)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(g)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	Value is less than $1.

(j)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(k)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(l)	All or a portion of this loan is unfunded as of September 30, 2014. The interest rate for fully unfunded term loans is to be determined.

#	Aggregate cost for federal income tax purposes is $509,348,491.

Abbreviations used in this schedule:
AUD	— Australian Dollar
EUR	— Euro
OJSC	— Open Joint Stock Company

See Notes to Financial Statements.

26	Western Asset High Income Opportunity Fund Inc. 2014 Annual Report

Statement of assets and liabilities

September 30, 2014

Assets:
Investments, at value (Cost — $507,871,141)	$519,829,189
Foreign currency, at value (Cost — $2,053,213)	1,946,180
Cash	3,056,848
Interest receivable	11,149,723
Receivable for securities sold	1,252,686
Unrealized appreciation on forward foreign currency contracts	621,644
Deposits with brokers for open futures contracts	293,993
Receivable from broker — variation margin on open futures contracts	27,000
Prepaid expenses	57,321
Total Assets	538,234,584

Liabilities:
Payable for securities purchased	9,769,521
Investment management fee payable	352,494
Directors’ fees payable	15,017
Accrued expenses	95,295
Total Liabilities	10,232,327
Total Net Assets	$528,002,257

Net Assets:
Par value ($0.001 par value; 83,688,580 shares issued and outstanding; 500,000,000 shares authorized)	$83,689
Paid-in capital in excess of par value	597,820,171
Overdistributed net investment income	(51,323)
Accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions	(82,485,052)
Net unrealized appreciation on investments, futures contracts and foreign currencies	12,634,772
Total Net Assets	$528,002,257

Shares Outstanding	83,688,580

Net Asset Value	$6.31

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2014 Annual Report	27

Statement of operations

For the Year Ended September 30, 2014

Investment Income:
Interest	$40,336,933
Dividends	660,586
Total Investment Income	40,997,519

Expenses:
Investment management fee (Note 2)	4,338,092
Directors’ fees	95,851
Transfer agent fees	85,340
Stock exchange listing fees	84,048
Audit and tax fees	56,980
Legal fees	43,926
Shareholder reports	39,159
Insurance	11,208
Custody fees	6,908
Miscellaneous expenses	12,045
Total Expenses	4,773,557
Net Investment Income	36,223,962

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	3,571,689
Futures contracts	(860,331)
Swap contracts	(585,672)
Foreign currency transactions	(77,787)
Net Realized Gain	2,047,899
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(6,510,455)
Futures contracts	100,161
Foreign currencies	699,485
Change in Net Unrealized Appreciation (Depreciation)	(5,710,809)
Net Loss on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	(3,662,910)
Increase in Net Assets From Operations	$32,561,052

See Notes to Financial Statements.

28	Western Asset High Income Opportunity Fund Inc. 2014 Annual Report

Statements of changes in net assets

For the Years Ended September 30,	2014	2013

Operations:
Net investment income	$36,223,962	$35,088,726
Net realized gain	2,047,899	7,885,411
Change in net unrealized appreciation (depreciation)	(5,710,809)	2,071,653
Increase in Net Assets from Operations	32,561,052	45,045,790

Distributions to Shareholders From (Note 1):
Net investment income	(36,739,288)	(37,168,583)
Decrease in Net Assets from Distributions to Shareholders	(36,739,288)	(37,168,583)

Fund Share Transactions:
Reinvestment of distributions (0 and 186,414 shares issued, respectively)	—	1,192,764
Net assets of shares issued in connection with merger (0 and 7,940,647 shares issued, respectively) (Note 6)	—	50,235,855
Cost of aggregate fractional shares repurchased (0 and 52 aggregate fractional shares, respectively) (Note 6)	—	(334)
Increase in Net Assets from Fund Share Transactions	—	51,428,285
Increase (Decrease) in Net Assets	(4,178,236)	59,305,492

Net Assets:
Beginning of year	532,180,493	472,875,001
End of year*	$528,002,257	$532,180,493
*Includes(overdistributed) undistributed net investment income, respectively, of:	$(51,323)	$88,428

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2014 Annual Report	29

Financial highlights

For a share of capital stock outstanding throughout each year ended September 30:
	2014[1]	2013[1]	2012[1]	2011[1]	2010[1]

Net asset value, beginning of year	$6.36	$6.26	$5.76	$6.10	$5.70

Income (loss) from operations:
Net investment income	0.43	0.45	0.49	0.50	0.56
Net realized and unrealized gain (loss)	(0.04)	0.13	0.52	(0.31)	0.45
Total income from operations	0.39	0.58	1.01	0.19	1.01

Less distributions from:
Net investment income	(0.44)	(0.48)	(0.51)	(0.53)	(0.61)
Total distributions	(0.44)	(0.48)	(0.51)	(0.53)	(0.61)

Net asset value, end of year	$6.31	$6.36	$6.26	$5.76	$6.10

Market price, end of year	$5.79	$5.97	$6.65	$5.78	$6.27
Total return, based on NAV[2,3]	6.17%	9.49%	18.15%	2.81%	18.62%
Total return, based on Market Price[4]	4.28%	(3.07)%	25.00%	0.37%	19.42%

Net assets, end of year (millions)	$528	$532	$473	$433	$457

Ratios to average net assets:
Gross expenses	0.88%	0.90%	0.88%	0.89%	0.95%
Net expenses[5]	0.88	0.90	0.88	0.89	0.95
Net investment income	6.68	7.04	8.17	7.98	9.47

Portfolio turnover rate	37%	53%	53%	68%	96%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return calculation assumes that distributions are reinvested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

[4]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

30	Western Asset High Income Opportunity Fund Inc. 2014 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset High Income Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks high current income. Capital appreciation is a secondary objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations,

Western Asset High Income Opportunity Fund Inc. 2014 Annual Report	31

Notes to financial statements (cont’d)

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

32	Western Asset High Income Opportunity Fund Inc. 2014 Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate Bonds & Notes:
Consumer discretionary	—	$87,487,715	$1,768,140		$89,255,855
Materials	—	48,381,260	0	*	48,381,260
Utilities	—	20,959,022	0	*	20,959,022
Other corporate bonds & notes	—	322,443,950	—		322,443,950
Collateralized Mortgage Obligations	—	644,732	—		644,732
Convertible Bonds & Notes	—	385,875	1,079,000		1,464,875
Senior Loans:
Consumer discretionary	—	3,171,158	463,846		3,635,004
Other senior loans	—	8,215,085	—		8,215,085
Sovereign Bonds	—	954,024	—		954,024
Common stocks:
Consumer discretionary	$1,304,877	—	0	*	1,304,877
Energy	—	—	2,537,705		2,537,705
Health care	—	—	772,800		772,800
Industrials	311,099	—	3,014,016		3,325,115
Other common stocks	5,434,150	—	—		5,434,150
Preferred Stocks	9,972,405	—	—		9,972,405
Warrants	—	528,330	—		528,330
Total investments	$17,022,531	$493,171,151	$9,635,507		$519,829,189
Other financial instruments:
Futures contracts	$173,321	—	—		$173,321
Forward foreign currency contracts	—	$621,644	—		621,644
Total other financial instruments	$173,321	$621,644	—		$794,965
Total	$17,195,852	$493,792,795	$9,635,507		$520,624,154

†	See Schedule of Investments for additional detailed categorizations.

*	Value is less than $1.

Western Asset High Income Opportunity Fund Inc. 2014 Annual Report	33

Notes to financial statements (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds & Notes						Convertible Bonds & Notes
Investments In Securities	Consumer Discretionary	Energy	Materials		Utilities		Materials	Total
Balance as of September 30, 2013	$1,333,513	$2,457,073	—		$6,650		—	$3,797,236
Accrued premiums/discounts	23,922	9,893	—		5,490		—	39,305
Realized gain (loss)[1]	—	(40,034)	—		—		—	(40,034)
Change in unrealized appreciation (depreciation)[2]	(77,010)	(305,921)	—		(7,480)		—	(390,411)
Purchases	487,715	357,756	$0	*	212,676		$1,079,000	2,137,147
Sales	—	(262,079)	—		(217,336)		—	(479,415)
Transfers into Level 3	—	—	—		—		—	—
Transfers out of Level 3[3]	—	(2,216,688)	—		—		—	(2,216,688)
Balance as of September 30, 2014	$1,768,140	—	$0	*	$0	*	$1,079,000	$2,847,140
Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2014[2]	$(77,010)	—	—		$(212,676)		—	$(289,686)

	Senior Loans	Common Stocks
Investments In Securities	Consumer Discretionary	Consumer Discretionary		Energy	Health Care	Industrials	Total
Balance as of September 30, 2013	—	$173,460		$2,351,729	—	$3,262,872	$5,788,061
Accrued premiums/discounts	—	—		—	—	—	—
Realized gain (loss)	—	—		—	—	—	—
Change in unrealized appreciation (depreciation)[2]	—	(173,460)		185,976	$(514,706)	(248,856)	(751,046)
Purchases	$463,846	—		—	1,287,506	—	1,751,352
Sales	—	—		—	—	—	—
Transfers into Level 3	—	—		—	—	—	—
Transfers out of Level 3	—	—		—	—	—	—
Balance as of September 30, 2014	$463,846	$0	*	$2,537,705	$772,800	$3,014,016	$6,788,367
Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2014[2]	—	$(173,460)		$185,976	$(514,706)	$(248,856)	$(751,046)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

*	Value is less than $1.

34	Western Asset High Income Opportunity Fund Inc. 2014 Annual Report

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either

Western Asset High Income Opportunity Fund Inc. 2014 Annual Report	35

Notes to financial statements (cont’d)

delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in

36	Western Asset High Income Opportunity Fund Inc. 2014 Annual Report

the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of September 30, 2014, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the year ended September 30, 2014, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects

Western Asset High Income Opportunity Fund Inc. 2014 Annual Report	37

Notes to financial statements (cont’d)

the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At September 30, 2014, the Fund had sufficient cash and/or securities to cover these commitments.

38	Western Asset High Income Opportunity Fund Inc. 2014 Annual Report

(i) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Western Asset High Income Opportunity Fund Inc. 2014 Annual Report	39

Notes to financial statements (cont’d)

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of September 30, 2014, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(m) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have

40	Western Asset High Income Opportunity Fund Inc. 2014 Annual Report

not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$375,575	$(375,575)

(a)

Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. Western Asset Limited does not receive any compensation from the Fund and is paid by Western Asset for its services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a sub-advisory fee of 0.30% on the assets managed by Western Asset Limited.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested directors (“Independent Directors”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Directors. The deferred balances are reported in the Statement of Assets and Liabilities under Directors’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change had no effect on fees previously deferred. As of September 30, 2014, the Fund had accrued $2,723 as deferred compensation payable.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

Western Asset High Income Opportunity Fund Inc. 2014 Annual Report	41

Notes to financial statements (cont’d)

3. Investments

During the year ended September 30, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$195,187,501	$286,670
Sales	202,814,054	285,945

At September 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$24,884,814
Gross unrealized depreciation	(14,404,116)
Net unrealized appreciation	$10,480,698

At September 30, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation
Contracts to Sell:
U.S. Treasury 10-Year Notes	216	12/14	$27,095,696	$26,922,375	$173,321

At September 30, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Appreciation
Contracts to Sell:
Euro	Citibank, N.A.	6,501,111	$8,213,612	11/14/14	$495,257
Euro	Royal Bank of Scotland PLC	1,706,017	2,155,411	11/14/14	126,387
Net unrealized appreciation on open forward foreign currency contracts					$621,644

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at September 30, 2014.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$173,321	—	$173,321
Forward foreign currency contracts	—	$621,644	621,644
Total	$173,321	$621,644	$794,965

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

42	Western Asset High Income Opportunity Fund Inc. 2014 Annual Report

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended September 30, 2014. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(860,331)	—	—	$(860,331)
Swap contracts	—	—	$(585,672)	(585,672)
Forward foreign currency contracts[1]	—	$(81,655)	—	(81,655)
Total	$(860,331)	$(81,655)	$(585,672)	$(1,527,658)

[1]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$100,161	—	$100,161
Forward foreign currency contracts[1]	—	$823,261	823,261
Total	$100,161	$823,261	$923,422

[1]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the year ended September 30, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)†	$340,282
Futures contracts (to sell)	20,148,675
Forward foreign currency contracts (to sell)	10,709,294

Average Notional Balance
Credit default swap contracts (to buy protection)†	$14,277,185

†	At September 30, 2014, there were no open positions held in this derivative.

Western Asset High Income Opportunity Fund Inc. 2014 Annual Report	43

Notes to financial statements (cont’d)

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at September 30, 2014:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Futures contracts[2]	$27,000	—	$27,000
Forward foreign currency contracts	621,644	—	621,644
Total	$648,644	—	$648,644

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Distributions subsequent to September 30, 2014

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
10/24/14	10/31/14	$0.0355
11/21/14	11/28/14	$0.0355
12/19/14	12/26/14	$0.0355
1/23/15	1/30/15	$0.0355
2/20/15	2/27/15	$0.0355

6. Transfer of net assets

On June 21, 2013, the Fund acquired the assets and certain liabilities of Western Asset High Income Fund Inc. (the “Acquired Fund”), pursuant to a plan of reorganization approved by the Acquired Fund shareholders. Total shares issued by the Fund and the total net assets of the Acquired Fund and the Fund on the date of the transfer were as follows:

Acquired Fund	Shares Issued by the Fund	Total Net Assets of the Acquired Fund	Total Net Assets of the Fund
Western Asset High Income Fund Inc.	7,940,647	$50,235,855	$479,214,967

As part of the reorganization, for each share they held, shareholders of the Acquired Fund received 1.507240 shares of the Fund’s shares. The Fund did not issue any fractional shares to shareholders of the Acquired Fund. In lieu thereof, the Fund purchased all fractional shares at the current net asset value of the shares and remitted the cash proceeds to former shareholders of the Acquired Fund in proportion to their fractional shares.

The total net assets of the Acquired Fund before acquisition included unrealized appreciation of $1,855,628, accumulated net realized loss of $8,511,193 and overdistributed net investment income of $17,237. Total net assets of the Fund immediately after the transfer were $529,450,822. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

44	Western Asset High Income Opportunity Fund Inc. 2014 Annual Report

Pro forma results of operations of the combined entity for the entire year ended September 30, 2013, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income	$37,619,089
Net realized gain	8,433,201
Change in net unrealized appreciation (depreciation)	2,093,613
Increase net assets from operations	$48,145,903

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that were included in the Fund’s Statement of Operations since the close of business on June 21, 2013.

7. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, was as follows:

	2014	2013
Distributions paid from:
Ordinary Income	$36,739,288	$37,168,583

As of September 30, 2014, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$675,250
Capital loss carryforward*	(80,834,381)
Other book/tax temporary differences(a)	(899,894)
Unrealized appreciation (depreciation)(b)	11,157,422
Total accumulated earnings (losses) — net	$(69,901,603)

*	During the taxable year ended September 30, 2014, the Fund utilized $ 1,576,838 of its capital loss carryforward available from prior years. As of September 30, 2014, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
9/30/2016	$(2,157,094)
9/30/2017	(17,968,287)
9/30/2018	(49,024,877)
9/30/2019	(11,684,123)
$(80,834,381)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, book/tax difference in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

Western Asset High Income Opportunity Fund Inc. 2014 Annual Report	45

Report of independent registered public accounting firm

The Board of Directors and Shareholders

Western Asset High Income Opportunity Fund Inc.:

We have audited the accompanying statement of assets and liabilities of Western Asset High Income Opportunity Fund Inc. (the “Fund”), including the schedule of investments, as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset High Income Opportunity Fund Inc. as of September 30, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 21, 2014

46	Western Asset High Income Opportunity Fund Inc. 2014 Annual Report

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset High Income Opportunity Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Kenneth D. Fuller, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors†:
Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Emeritus Professor of French and Italian at Drew University (since 2014); formerly, Professor of French and Italian at Drew University (2009 to 2014); Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)

Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Western Asset High Income Opportunity Fund Inc.	47

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d
Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited India Fund, Inc. and Asia Tigers Fund, Inc. (since 1994)

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Eileen A. Kamerick
Year of birth	1958
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years

Adjunct Professor, Washington University in St. Louis and University of Iowa law schools and Consultant, corporate governance matters (since 2014); formerly CFO, Press Ganey Associates (health care informatics company) (2012-2014); Managing Director and CFO, Houlihan Lokey (international investment bank and advisory firm) (2010 to 2012); Senior Vice President, CFO & CLO, Tecta America Corp (commercial roofing company) (2008 to 2010); Executive Vice President and CFO, Bearing Point Inc. (management and technology consulting firm) (2008); Executive Vice President, CFO and CAO Heidrick & Struggles (international executive search and leadership consulting firm) (2004 to 2008)

Number of portfolios in fund complex everseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (since 2003)

48	Western Asset High Income Opportunity Fund Inc.

Independent Directors cont’d

Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The John Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Interested Director and Officer:

Kenneth D. Fuller[2]
Year of birth	1958
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 170 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009).
Number of portfolios in fund complex overseen by Director (including the Fund)	158
Other board memberships held by Director during past five years	None

Western Asset High Income Opportunity Fund Inc.	49

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

50	Western Asset High Income Opportunity Fund Inc.

Additional Officers cont’d
Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LMAS (since 2002)

Richard F. Sennett Legg Mason 100 International Drive, 5th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) held with Fund[1]	Principal Financial Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Steven Frank Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Western Asset High Income Opportunity Fund Inc.	51

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Directors who are not “interested persons” of the Fund within the meaning of Section (a)(19) of the 1940 Act.

[1]

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2017, year 2015 and year 2016, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

[2]	Mr. Fuller is an “interested person” of the Fund as defined in the 1940 Act because Mr. Fuller is an officer of LMPFA and certain of its affiliates.

52	Western Asset High Income Opportunity Fund Inc.

Annual chief executive officer and principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Western Asset High Income Opportunity Fund Inc.	53

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 49th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

54	Western Asset High Income Opportunity Fund Inc.

Dividend reinvestment plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value (“NAV”) per share of the common stock on the determination date (generally, the record date for the distribution), the Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of NAV determined as described below or 95% of the market price of the common stock.

If the market price of the common stock is less than the NAV of the common stock at the time of valuation (which is the close of business on the determination date) AST will buy common stock in the open market, on the stock exchange or elsewhere, for the participants’ accounts. If following the commencement of the purchases and before AST has completed its purchases, the market price exceeds the NAV of the common stock as of the valuation time, AST will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) NAV as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent AST is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by AST may exceed the NAV of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the distribution had been paid in common stock issued by the Fund at such net asset value. AST will begin to purchase common stock on the open market as soon as practicable after the determination date for distributions, but in no event shall such purchases continue later than 30 days after the payment date for such distribution, or the record date for a succeeding distribution, except when necessary to comply with applicable provisions of the federal securities laws.

AST maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of distributions will not relieve Plan participants of any income tax that may be payable on the distributions. Common stock in the account of each Plan participant will be held by AST in uncertificated form in the name of each Plan participant.

Western Asset High Income Opportunity Fund Inc.	55

Dividend reinvestment plan (unaudited) (cont’d)

Plan participants are subject to no charge for reinvesting distributions under the Plan. AST’s fees for handling the reinvestment of distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the distributions. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, New York 11219 or by telephone at 1-888-888-0151.

56	Western Asset High Income Opportunity Fund Inc.

Western Asset

High Income Opportunity Fund Inc.

Directors

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Kenneth D. Fuller

Chairman

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jeswald W. Salacuse*

Officers

Kenneth D. Fuller

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Vanessa A. Williams

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

*	Mr. Salacuse retired from the Board of Directors, effective June 30, 2014.

Western Asset High Income Opportunity Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

HIO

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

Western Asset High Income Opportunity Fund Inc.

Western Asset High Income Opportunity Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset High Income Opportunity Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

WASX010408 11/14 SR14-2348

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2013 and September 30, 2014 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $43,300 in 2013 and $43,300 in 2014.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of the Item 4 for Western Asset High Income Opportunity Fund Inc.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $11,400 in 2013 and $8,240 in 2014. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Western Asset High Income Opportunity Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset High Income Opportunity Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes impairs the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services does not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset High Income Opportunity Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2013 and 2014; Tax Fees were 100% and 100% for 2013 and 2014; and Other Fees were 100% and 100% for 2013 and 2014.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset High Income Opportunity Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset High Income Opportunity Fund Inc. during the reporting period were $0 in 2014.

(h) Yes. Western Asset High Income Opportunity Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset High Income Opportunity Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Eileen A. Kamerick

Dr. Riordan Roett

Jeswald W. Salacuse (Effective June 30, 2014, Mr. Salacuse retired from the Audit Committee and the Board of Directors.)

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-777-0102, (2) on the fund’s website at http://www.lmcef.com and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”) and Western Asset Management Company Limited (“WAML”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA and WAML may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Legal and Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV and the WAML Form ADV, each, contain a description of Western Asset’s proxy policies. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since March 31, 2014	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008 and since 2014; Senior Advisor/Chief Investment Officer Emeritus of Western Asset from 2008-2013; Co- Chief Investment Officer of Western Asset from 2013-2014.

Christopher F. Kilpatrick Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; formerly, Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s investment professionals for the fund. Unless noted otherwise, all information is provided as of September 30, 2014.

Other Accounts Managed by Investment Professionals

The table below identifies the number of accounts (other than the fund) for which the fund’s investment professionals have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance -Based	Assets Managed for which Advisory Fee is Performance- Based
S. Kenneth Leech‡	Other Registered Investment Companies	109	$208.6 billion	None	None
	Other Pooled Vehicles	243	$88.5 billion	9	$2.1 billion
	Other Accounts	673	$173.9 billion	56	$17.8 billion
Michael C. Buchanan ‡	Other Registered Investment Companies	43	$35.5 billion	None	None
	Other Pooled Vehicles	59	$32.7 billion	4	$1.3 billion
	Other Accounts	190	$52.1 billion	20	$8.0 billion
Christopher Kilpatrick ‡	Other Registered Investment Companies	9	$3.6 billion	None	None
	Other Pooled Vehicles	None	None	None	None
	Other Accounts	None	None	None	None

‡	The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr.Leech is involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Investment Professional Compensation

With respect to the compensation of the investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, the subadviser and investment professionals have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadviser and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. An investment professional who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. An investment professional may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such an investment professional may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular investment professional have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If an investment professional identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, the subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, the subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, an investment professional may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the investment professional may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, an investment professional may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Investment professionals may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Investment professionals may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide the subadviser with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to an investment professional differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or an investment professional’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the investment professional might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the investment professional’s performance record or to derive other rewards, financial or otherwise, could influence the investment professional in affording preferential treatment to those funds and/or accounts that could most significantly benefit the investment professional. An investment professional may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, an investment professional’s or the manager’s or the subadviser’s desire to increase assets under management could influence the investment professional to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the investment professional might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if an investment professional does not personally hold an investment in the fund, the investment professional’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, an investment professional may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(a)(4): Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each investment professional as of September 30, 2014.

Investment Professional(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	A
Christopher Kilpatrick	A
Michael C. Buchanan	A

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset High Income Opportunity Fund Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	November 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	November 25, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	November 25, 2014